AMENDMENT NO. 1
TO THE
INTERCOMPANY AGREEMENT

AMENDMENT NO. 1 effective August 8, 2025 (“Amendment No. 1”), to the Intercompany Agreement (the “Agreement”) dated as of September 4, 2024 between Venerable Investments Advisers, LLC (“VIA”) and Venerable Insurance and Annuity Company (“VIAC”).
WHEREAS, the VIA and VIAC desire to add newly registered funds (the “New Funds”) to the Agreement;
WHEREAS, capitalized terms used but not defined herein shall have the meaning set forth in the Agreement;
NOW THEREFORE, VIA and VIAC agree to modify and amend the Agreement as follows:

1.	New Funds. Effective August 8, 2025 (the “Effective Date”), the following New Funds are hereby added to the Agreement on the terms and conditions contained in the Agreement:
Venerable US Large Cap Core Equity Fund
Venerable US Small Cap Fund
Venerable International Index Fund
Venerable Mid Cap Index Fund
Venerable Small Cap Index Fund
Venerable Bond Index Fund
Venerable World Conservative Allocation Fund
Venerable World Moderate Allocation Fund
Venerable World Appreciation Allocation Fund
Venerable Emerging Markets Equity Fund
Venerable World Equity Fund
Venerable Intermediate Corporate Bond Index Fund
Venerable Conservative Allocation Fund
Venerable Conservative Appreciation Allocation Fund
Venerable Moderate Appreciation Allocation Fund
Venerable Appreciation Allocation Fund

2.	Schedule A. Schedule A to the Agreement is hereby replaced in its entirety by Schedule A attached hereto.
Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective duly authorized officers as of the date set forth in the introductory paragraph.
VENERABLE INSURANCE AND ANNUITY COMPANY	VENERABLE INVESTMENT ADVISERS, LLC
By: /s/ Gregory S. Smith, Jr. Name: Gregory S. Smith, Jr. Title: SVP and Chief Accounting Officer	By: /s/ Michal Levy Name: Michal Levy Title: Head of VIA

Schedule A
In the case of funds of funds, payments will be calculated to include shares of the underlying funds held indirectly through the fund of funds in the same manner as if those underlying funds were held directly (for the avoidance of doubt, any separate listed rate for a fund of funds will be added to the foregoing in calculating the total payment for such fund of funds).
Through September 6, 2026
Fund Name	Rate – Class I	Rate – Class V
Venerable High Yield Fund	X.XX%	X.XX%
Venerable Large Cap Index Fund	X.XX%	X.XX%
Venerable Moderate Allocation Fund	N/A	X.XX%
Venerable Strategic Bond Fund	X.XX%	X.XX%
Venerable US Large Cap Strategic Equity Fund	X.XX%	X.XX%

Following September 6, 2026
Fund Name	Rate – Class I	Rate – Class V
Venerable High Yield Fund	X.XX%	X.XX%
Venerable Large Cap Index Fund	X.XX%	X.XX%
Venerable Moderate Allocation Fund	N/A	0.125%
Venerable Strategic Bond Fund	X.XX%	X.XX%
Venerable US Large Cap Strategic Equity Fund	X.XX%	X.XX%

Through September 5, 2027
Fund Name	Rate – Class I	Rate – Class V
Venerable World Moderate Allocation Fund	N/A	X.XX%
Venerable World Appreciation Allocation Fund	N/A	X.XX%
Venerable World Conservative Allocation Fund	N/A	X.XX%
Venerable Conservative Appreciation Allocation Fund	N/A	X.XX%
Venerable Conservative Allocation Fund	N/A	X.XX%
Venerable Moderate Appreciation Allocation Fund	N/A	X.XX%

Venerable Appreciation Allocation Fund	N/A	X.XX%
Venerable US Large Cap Core Equity Fund	X.XX%	X.XX%

Following September 5, 2027
Fund Name	Rate – Class I	Rate – Class V
Venerable World Moderate Allocation Fund	N/A	X.XX%
Venerable World Appreciation Allocation Fund	N/A	X.XX%
Venerable World Conservative Allocation Fund	N/A	X.XX%
Venerable Conservative Appreciation Allocation Fund	N/A	X.XX%
Venerable Conservative Allocation Fund	N/A	X.XX%
Venerable Moderate Appreciation Allocation Fund	N/A	X.XX%
Venerable Appreciation Allocation Fund	N/A	X.XX%
Venerable US Large Cap Core Equity Fund	X.XX%	X.XX%

Through September 12, 2027
Fund Name	Rate – Class I	Rate – Class V
Venerable Emerging Markets Equity Fund	X.XX%	X.XX%
Venerable International Index Fund	X.XX%	X.XX%
Venerable Mid Cap Index Fund	X.XX%	X.XX%
Venerable Small Cap Index Fund	X.XX%	X.XX%
Venerable US Small Cap Fund	X.XX%	X.XX%
Venerable Bond Index Fund	X.XX%	X.XX%
Venerable World Equity Fund	X.XX%	X.XX%
Venerable Intermediate Corporate Bond Index Fund	X.XX%	X.XX%

Following September 12, 2027
Fund Name	Rate – Class I	Rate – Class V

Venerable Emerging Markets Equity Fund	X.XX%	X.XX%
Venerable International Index Fund	X.XX%	X.XX%
Venerable Mid Cap Index Fund	X.XX%	X.XX%
Venerable Small Cap Index Fund	X.XX%	X.XX%
Venerable US Small Cap Fund	X.XX%	X.XX%
Venerable Bond Index Fund	X.XX%	X.XX%
Venerable World Equity Fund	X.XX%	X.XX%
Venerable Intermediate Corporate Bond Index Fund	X.XX%	X.XX%